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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 1996

                              JMAR INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

                                STATE OF DELAWARE
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                 (State or other jurisdiction of incorporation)

          1-10515                                  68-0131180
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   (Commission File No.)                (IRS Employer Identification No.)

             3956 SORRENTO VALLEY BLVD., SAN DIEGO, CALIFORNIA 92121
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (619) 535-1706
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                                 NOT APPLICABLE
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        (Former name of or former address, if changed since last report)
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Item 2. Acquisition of Assets

        On May 23, 1996, the Registrant acquired (the "Acquisition") approximately 94 percent of the outstanding common stock of California ASIC Technical Services, Inc., a Nevada corporation ("CATS"), through a private tender offer to the shareholders of CATS (the "Sellers"). As consideration for the Acquisition, the Registrant issued to the Sellers an aggregate of 1,357,869 shares of its Common Stock. The shares issued by the Registrant are unregistered, however, such shares may be registered in the future pursuant to piggyback registration rights granted to the Sellers. The purchase price was negotiated at arm's length.

        In addition, concurrent with the closing, the Registrant loaned $400,000 of its funds to CATS and agreed to advance an additional $1,000,000 over an eighteen month period to be used by CATS for equipment purchases and working capital purposes.

        CATS is engaged in the design, fabrication, assembly and testing of application specific integrated circuits for the electronics industry. The Registrant intends that the assets of CATS will continue to be used in the same business.

        The Registrant will account for the acquisition as a purchase.

Item 7. Financial Statements, Proforma Financial Information and Exhibits

        It is impracticable to provide the financial statements of CATS prepared pursuant to Rule 3.05 of Regulation S-X, and the proforma financial information required pursuant to Article 11 of Regulation S-X. The required financial statements and proforma information will be filed as soon as possible, but in any event not later than August 6, 1996.

        The following exhibit is filed as a part of this report:

         2.1 Agreement of Purchase and Sale of Stock dated as of May 23, 1996, by and among JMAR Industries, Inc., Nancy Schwalbe, Edwin Barrowcliff and California ASIC Technical Services, Inc.


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                                INDEX TO EXHIBITS

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Exhibit 2.1    Agreement of Purchase and Sale of Stock dated as of May
               23, 1996, by and among JMAR Industries, Inc., Nancy
               Schwalbe, Edwin Barrowcliff and California ASIC                     5
               Technical Services, Inc.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 30, 1996                           JMAR INDUSTRIES, INC.
                                             (Registrant)


                                             By:   /s/ Dennis E. Valentine
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                                                   Dennis E. Valentine
                                                   Chief Financial Officer


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